Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-Q of Eagle Bancorp, Inc. for the quarter ended March 31, 2017, I, Charles D. Levingston, Executive Vice President and Chief Financial Officer of Eagle Bancorp, Inc, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eagle Bancorp, Inc.

/s/ Charles D. Levingston	Date: May 10, 2017

Charles D. Levingston

Executive Vice President and Chief Financial Officer of the Company